AMENDMENT NO. 13
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of July 31, 1999, in the respects hereinafter set forth:

                  The Plan is amended by adding a new Section 20.07, to provide as follows:

         20.07             Merger of 360 Communications Company Retirement
                           Savings Plan

                                    (a) Effective as of the beginning of
                           business on August 1, 1999, the 360 Communications Company Retirement Savings Plan (the "360 Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the 360 Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after August 1, 1999, except as otherwise expressly provided in this Section 20.07, the general provisions of the Plan shall govern with respect to the interests under the 360 Plan of all persons, to the extent not inconsistent with any provisions of the 360 Plan that may not be eliminated under Section 411(d)(6) of the Code (and the regulations thereunder).

                                    (b) As of August 1, 1999, Separate Accounts
                           shall be established in accordance with the provisions of Section 11.08 in the name of each person who as of the close of business on July 31, 1999 was a participant or beneficiary with an interest under the 360 Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after August 1, 1999, in accordance with the Plan's general provisions, as of the date the assets of the trust fund of the 360 Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the 360 Plan as certified to the Plan Administrator by the plan administrator of the 360 Plan.


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                                    (c) If a person who was a participant under
                           the 360 Plan incurred a forfeiture under Section 13.4 of the 360 Plan prior to September 11, 1998 and resumes employment covered under the Plan such that restoration of that forfeiture would be required under the 360 Plan as in effect on July 31, 1999, such forfeiture shall be restored under the Plan in the same manner and under the same conditions as such forfeiture would have been restored under the 360 Plan as in effect on July 31, 1999.

                                    (d) Notwithstanding any other provision of
                           the Plan to the contrary, any outstanding participant loan under the 360 Plan shall be repaid under the Plan and otherwise continue to be administered in accordance with its terms and the applicable provisions of the 360 Plan in effect at the time the loan was granted.

                                    (e) Notwithstanding any other provision of
                           the Plan to the contrary, each beneficiary designation under the 360 Plan prior to August 1, 1999 shall apply to the Separate Accounts or Sub-Accounts established under Section 20.07(b) of the Plan, unless or until the applicable Participant designates a new beneficiary in which case Article XVII of the Plan shall apply.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed as of this 21st day of July, 1999, to be effective as provided herein.


                                              ALLTEL CORPORATION



                                              By:/s/John L. Comparin
                                                 -------------------------------
                                                 Title: Sr. V.P. Human Resources
                                       2
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

                                AMENDMENT NO. 14
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

                  1. Effective as of April 1, 1999, Section 9.04 of the Plan is amended by adding a new subsection (v) at the end thereof to provide as follows:

         (v) In determining Years of Eligibility Service for an Employee who was an employee of Corporate Solutions International, Inc. ("CSI") immediately prior to April 1, 1999, and became an Employee on April 1, 1999, the Employee's period or periods of employment with CSI prior to April 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                  2. Effective as of August 1, 1999, Section 13.11 of the Plan is amended by adding a new subsection (bb) at the end of thereof to provide as follows:

         (bb)     Each person who

         (i)      was an active employee

                  (i) was an active employee of BancWest Corporation of Honolulu, Hawaii and became an Employee on August 1, 1999;

                  (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section
                           10.01 on or before the last day of the 1999 Plan Year; and

                  (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year under Section 13.04;

                  shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1999 Plan Year, as provided in this subsection (cc) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

                       3. Effective as of February 22, 1999, Article XXVIII of the Plan is amended by addition a new section 28.03 at the end thereof to provide as follows:

         29.03    Extension of Coverage to Certain Georgia Exchange Employees
                  -----------------------------------------------------------

                     Effective beginning February 22, 1999 and as more specifically hereinafter provided, the proviso to paragraph
                     (1) of Section 1.11 shall not apply to and coverage under the Plan shall be extended to a person who on or after February 22, 1999 is an Employee and who on or before February 22, 1999 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1320 (a "Decertified Employee"): Effective for payroll periods commencing after February 22, 1999, a Decertified Employee who on or after February 22, 1999 would be an Eligible Employee but for the proviso to paragraph (1) of Section
                     1.11 may elect to become an Electing Participant and to have Salary Deferral Contributions made to the Plan on his behalf by his Employer as provided under Article XII. For purposes of the provisions of the Plan relating to the Employer Qualified Nonelective Contribution for the Plan Year ending December 31, 1999, the Compensation for the Plan Year ending December 31, 1999 of a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1999 but for paragraph (1) of Section 1.11 shall be determined as though such Decertified Employee had been an Eligible Employee at such relevant times during the Plan Year ending December 31, 1999.


                                       2
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


                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 5th day of August, 1999.


                                              ALLTEL CORPORATION



                                              By:/s/John L. Comparin
                                                 -------------------------------
                                                 Title: Sr. V.P. Human Resources

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